UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

803 W. Michigan Street
Milwaukee, WI 53233
(Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
803 W. Michigan Street
Milwaukee, WI 53233
(Name and address of agent for service)

(414) 299-2295
Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period:  December 31, 2013

Item 1. Report to Stockholders.

The registrant’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

W.P. Stewart & Co. Growth Fund
Ticker Symbol:  WPSGX

Annual Report
December 31, 2013

W.P. Stewart & Co. Growth Fund
A series of the Investment Managers Series Trust

Table of Contents

Shareholder Letter	1
Fund Performance	5
Fund Profile	6
Schedule of Investments	7
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	13
Notes to Financial Statements	14
Report of Independent Registered Public Accounting Firm	20
Supplemental Information	21
Expense Example	27

This report is submitted for the general information of the shareholders of the W.P. Stewart & Co. Growth Fund.  It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s risks, objectives, fees and expenses, experience of its management, and other information.

www.alliancebernstein.com

W.P. Stewart & Co. Growth Fund Annual Report to the Shareholders As of December 31, 2013

Investment Advisor’s Comments

Review of the Year

Last year was a wonderful year to be an equity portfolio manager...and it was hopefully just as exciting to be a Fund shareholder. The stock market, as measured by the S&P 500 Index, rose 32.39%, while the W.P. Stewart & Co. Growth Fund outperformed the S&P 500 with a return of 36.44% after fees. The Fund’s net asset value per share on December 31, 2013 was $25.80. The question many are asking now is: what does this leave for 2014? We remain constructive on high- quality growth stocks; that subject will be covered in more detail shortly.

Market Review

The strong market returns in 2013 were driven by enthusiasm about equity valuations and modest earnings growth. S&P 500 earnings are projected to be up around 5% for 2013 once all earnings reports are in. So, the difference between 5% earnings growth and returns of more than 30% was an expanded price/earnings (P/E) multiple. We estimate that the market's P/E rose from roughly twelve times earnings at the beginning of the year to approximately fifteen times earnings currently.

This expansion was warranted, in our view, given the low starting multiple, lack of attractive investment alternatives and improving global economic outlook. We believe, the current valuation is appropriate and is in line with long-term historical averages. Further gains will likely need to be driven by earnings growth or the belief that markets will move from fairly valued to overvalued. Our investment focus remains on finding earnings growth; we believe it’s the most predictable route to potential further gains.

Portfolio Review

The Fund outpaced the market in 2013, driven by holdings such as Celgene, VF Corp., Charles Schwab, MasterCard and Amphenol. Celgene's strong gains were driven by its expanded distribution of Revlimid, the increasing duration of therapies and incremental new drugs being added to the

1345 Avenue of the Americas, New York, NY 10105 • 212.969.1000 • www.alliancebernstein.com pipeline. We bought VF Corp. late in 2012, but it was a dynamic performer in its first year in the portfolio. To be fair, brutally cold, wet fall and winter weather in the US is very helpful to the company’s The North Face and Timberland brands. But the company growth is broad-based and sustainable in our view.

Charles Schwab was a major beneficiary of rising interest rates in 2013. We estimate that the relatively low rate environment is depressing earnings by approximately $1.00, off a 78 cent base in 2013. The strength that remains in underlying asset-gathering fundamentals provides comfort that Schwab’s earnings growth will continue, and could be nicely augmented by further interest-rate increases, especially in short-term rates. MasterCard rose, as robust global consumer spending drove another year of 20% earnings growth based on our estimates. Finally, Amphenol gained, with an improving economic environment, favorable commodity-cost declines and an opportunistic acquisition combining to drive improved earnings and sentiment.

The only actual detractor from performance in 2013 was Apple. We’ve talked extensively about Apple in 2013, and its stock-price recovery in the second half of 2013 was welcome. The improvement was driven by excitement around new product offerings (iPhone 5S and new iPads) and some involvement by activist investors agitating for a faster return of capital—a tactic we fully endorse. Apple remains a meaningful holding, but we’d like to see further innovation from the firm in 2014.

Zoetis, United Technologies, NetApp and Allergan round out the five names that contributed least to performance. Zoetis and Allergan were new additions to the portfolio, and had only a partial year of performance. Likewise, United Technologies was sold earlier in the year to make room for our purchase of Precision Castparts, which has proved rewarding.

NetApp is a case of the best house in a bad neighborhood—the global storage market. That market remains depressed, with customers hesitant to add storage capacity. Also, an outsourcing trend has consolidated purchases in the hands of a few large customers, in some cases with their own products. That said, our enthusiasm for the stock was based on NetApp having a strong product offering, growing their operating margins and returning capital to shareholders through a significant share- repurchase program. The company remains a small holding, and could be pushed out of the portfolio over time by an attractive new opportunity.

Investment Outlook

So how are we looking at 2014 in terms of our equity holdings overall? After the significant gains of the last couple of years, the portfolio’s valuations are at levels that we believe are about average, based on historical comparisons. Its P/E of twenty times estimated 2014 earnings is close to the average of 21–22 times over the past 20-plus years. It could expand to an overvalued level, but we’re not predicating our investment strategy on this assumption.

1345 Avenue of the Americas, New York, NY 10105 • 212.969.1000 • www.alliancebernstein.com

Rather, we’re excited about the portfolio’s underlying earnings-growth potential. After expected earnings growth of 11% to 12% in 2013, we project earnings growth accelerating in 2014, driven by meaningful improvements at companies like Apple, Ralph Lauren and YUM! Brands, as well as continued strong growth from companies like Celgene, MasterCard and Ecolab. We believe that this earnings growth will compare favorably to the 5%–8% expected earnings growth from the S&P 500 Index, justifying the portfolio’s slightly higher current valuation. Earnings growth should be the primary driver of stock-price performance in 2014, and we’re encouraged by these prospects.

Beyond earnings growth, we believe that the broader economic backdrop is improving and that equities remain attractive compared with other investment alternatives. Somewhat lost in the year-end rush was the December budget agreement’s allowance for an increase in government spending—the first in a number of years. This spending could increase overall gross domestic product (GDP) growth by 0.5 percentage points compared with previous years, possibly pushing growth above 3% in 2014, a level we view as supportive of robust earnings growth. Likewise, growth in Europe and Asia seems to be improving.

From a different investment perspective, we continue to believe that high-quality growth equities remain attractive compared to traditional investments like bonds and cash. While bond yields increased in 2013, their absolute levels are still low by historical standards, a situation that we think should favor equities.

Acquisition by AllianceBernstein

I'd be remiss if I didn’t mention the AllianceBernstein (“AB”) acquisition, which was consummated on December 12, 2013. With the closing of the deal, Bill Stewart has retired from the firm, and the other twelve members of the investment team have moved over to AB. We thank Bill for the impressive investment philosophy he has shared with all of us. Contemporaneous with the closing of the transaction, AllianceBernstein L.P. became the investment advisor to the Fund.

The US team moved to AB's headquarters on December 16, followed shortly after by the London team's move, and in mid-January by the Asian team's move to offices in Hong Kong, Tokyo and Singapore. The moves have been relatively seamless, and the benefits of the merger in terms of greater research access are already materializing. We believe this could be an important benefit to clients’ portfolios over time.

1345 Avenue of the Americas, New York, NY 10105 • 212.969.1000 • www.alliancebernstein.com

To sum up, we’re pleased with the strong year the Fund posted in 2013, and we believe that further opportunities are possible in 2014. However, to be fair, earnings gains rather than valuation increases will probably be the primary driver.

I wish you a prosperous 2014 and welcome your comments and inquiries.

Warm Regards,

James T. Tierney, Jr.
Portfolio Manager
AllianceBernstein L.P.
New York, NY
January 2014

IMPORTANT RISKS AND DISCLOSURES:

Note: The views expressed above reflect those of the Investment Advisor only through the end of the period stated above. The Investment Advisor’s views are subject to change at any time based on market and other conditions. These views are not intended to be a forecast of future events, a guarantee of future results, or investment advice. This report may contain discussions about investments that may or may not be held by the Fund as of the date of this report. All current and future holdings are subject to risk and to change.

Your fund shares can go down in value, so you may lose money by investing in the Fund. The price of the Fund's shares may be more volatile than the price of shares of funds investing in other types of equity securities or in primarily fixed income securities. The price of growth stocks may be particularly volatile. The Fund is a "non-diversified" investment company, which means that the Fund may invest a larger portion of its assets in fewer companies than a diversified investment company. This increases the risks of investing in the Fund since the performance of each stock has a greater impact on the Fund's performance.

The S&P 500® is the Standard & Poor's Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices. You cannot invest directly in an index. Price to earnings (P/E) ratio is the valuation of a company’s current share price relative to company earnings.

1345 Avenue of the Americas, New York, NY 10105 • 212.969.1000 • www.alliancebernstein.com

W.P. Stewart & Co. Growth Fund
FUND PERFORMANCE at December 31, 2013 (Unaudited)

This graph compares a hypothetical $25,000 investment in the Fund with a similar investment in the S&P 500® Index over a ten year period.  Results include the reinvestment of all dividends and capital gains. The S&P 500® Index is the Standard & Poor’s Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.  You cannot invest directly in an index.  The index does not reflect expenses, fees or sales charge, which would lower performance.

Average Annual Total Returns (for the periods ended December 31, 2013)
	One Year	Three Years	Five Years	Ten Years
W.P. Stewart & Co. Growth Fund	36.44%	16.81%	18.94%	8.09%
S&P 500® Index	32.39%	16.18%	17.94%	7.41%

The performance data quoted here represents past performance and past performance is not a guarantee of future results.  Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information quoted. The most recent month-end performance may be obtained by calling (888) 881-8803.

Gross and Net Expense Ratios for the Fund were 1.93% and 1.23% respectively, which are the amounts stated in the current prospectus as of the date of this report.  The Fund’s Advisor has contractually agreed to waive its fees and/or absorb expenses.  In the absence of such waivers, the Fund’s returns would have been lower.  The contractual fee waivers are in effect until April 30, 2014.

The performance for the period December 31, 2003 through November 30, 2009, reflects the historical performance of the W.P. Stewart & Co. Growth Fund, Inc., a Maryland corporation (the “Predecessor Fund”).  Effective as of the close of business on November 30, 2009, the Predecessor Fund was reorganized into the Fund.  The Predecessor Fund and the Fund have identical investment objectives and strategies and are managed by the same investment advisor.

Returns reflect the reinvestment of distributions made by the Fund, if any.  The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares.  Shares redeemed within 60 days of purchase will be charged a 1.00% redemption fee.

W.P. Stewart & Co. Growth Fund
Fund Profile
December 31,2013 (Unaudited)

The information below gives you a snapshot of the Fund at the end of the reporting period.
The Fund is actively managed and the composition of its portfolio will change over time.

Portfolio Sectors*
% of Fund's Net Assets

*	For reporting purposes, industry classifications are combined in the Portfolio Sectors chart.

For industry classifications, please see the Schedule of Investments.

Top Ten Stocks as of December 31, 2013
% of Fund's Net Assets

VF CORP	7.9%
RALPH LAUREN CORP	7.4%
AMPHENOL CORP-CL A	6.0%
SENSATA TECHNOLOGIES SHS	5.9%
PRECISION CASTPARTS CORP	5.8%
VERISK ANALYTICS INC CL A	5.7%
MASTERCARD INC-CLASS A	5.6%
YUM! BRANDS INC	5.4%
CELGENE CORP	4.9%
COVIDIEN PLC	4.9%

W.P. Stewart & Co. Growth Fund
SCHEDULE OF INVESTMENTS
As of December 31, 2013

Number of Shares		Value

	COMMON STOCKS – 99.5%
	AEROSPACE/DEFENSE EQUIPMENT – 5.8%
5,450	Precision Castparts Corp.	$1,467,685

	COMMERCIAL SERVICES – 21.0%
15,000	Accenture PLC - Class A	1,233,300
11,650	Ecolab, Inc.	1,214,746
1,675	Mastercard, Inc. - Class A	1,399,395
21,800	Verisk Analytics, Inc. - Class A*	1,432,696
		5,280,137
	COMPUTERS/SOFTWARE – 10.5%
8,600	ANSYS, Inc.*	749,920
2,150	Apple, Inc.	1,206,386
16,500	NetApp, Inc.	678,810
		2,635,116
	CONSUMER PRODUCTS – 3.4%
10,600	Procter & Gamble Co.	862,946

	DRUGS & HEALTHCARE – 17.4%
8,775	Allergan, Inc.	974,727
7,350	Celgene Corp.*	1,241,856
18,150	Covidien PLC	1,236,015
28,300	Zoetis, Inc.	925,127
		4,377,725
	ELECTRONICS – 11.9%
17,000	Amphenol Corp. - Class A	1,516,060
38,250	Sensata Technologies Holding N.V.*	1,482,953
		2,999,013
	FINANCE & BANKING – 4.9%
47,500	Charles Schwab Corp.	1,235,000

	INDUSTRIAL GASES – 3.9%
7,550	Praxair, Inc.	981,727

	RESTAURANTS – 5.4%
18,000	Yum! Brands, Inc.	1,360,980

	RETAIL – 15.3%
10,600	Ralph Lauren Corp.	1,871,642

W.P. Stewart & Co. Growth Fund
SCHEDULE OF INVESTMENTS - Continued
As of December 31, 2013

Number of Shares		Value

	COMMON STOCKS (Continued)
	RETAIL (Continued)
31,800	VF Corp.	$1,982,412
		3,854,054
	TOTAL COMMON STOCKS (Cost $16,466,704)	25,054,383

Principal Amount

	SHORT-TERM INVESTMENTS – 0.4%
$95,609	UMB Money Market Fiduciary, 0.01%1	95,609

	TOTAL SHORT-TERM INVESTMENTS (Cost $95,609)	95,609

	TOTAL INVESTMENTS – 99.9% (Cost $16,562,313)	25,149,992
	Other Assets in Excess of Liabilities – 0.1%	20,352

	TOTAL NET ASSETS – 100.0%	$25,170,344

PLC – Public Limited Company

*	Non-income producing security.
1	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

W.P. Stewart & Co. Growth Fund
SUMMARY OF INVESTMENTS
As of December 31, 2013

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Commercial Services	21.0%
Drugs & Healthcare	17.4%
Retail	15.3%
Electronics	11.9%
Computers/Software	10.5%
Aerospace/Defense Equipment	5.8%
Restaurants	5.4%
Finance & Banking	4.9%
Industrial Gases	3.9%
Consumer Products	3.4%
Total Common Stocks	99.5%
Short-Term Investments	0.4%
Total Investments	99.9%
Other Assets in Excess of Liabilities	0.1%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

W.P. Stewart & Co. Growth Fund
STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2013

Assets:
Investments, at value (cost $16,562,313)	$25,149,992
Receivables:
Investment securities sold	40,979
Fund shares sold	23,859
Dividends and interest	11,646
Prepaid expenses	13,541
Total assets	25,240,017

Liabilities:
Payables:
Fund shares redeemed	23,859
Advisory fees	9,086
Auditing fees	16,440
Transfer agent fees and expenses	5,132
Fund accounting fees	4,356
Administration fees	4,162
Custody fees	1,914
Chief Compliance Officer fees	1,616
Trustees' fees and expenses	374
Accrued other expenses	2,734
Total liabilities	69,673

Net Assets	$25,170,344

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$16,301,571
Accumulated net investment income	-
Accumulated net realized gain on investments	281,094
Net unrealized appreciation on investments	8,587,679
Net Assets	$25,170,344

Shares of beneficial interest issued and outstanding	975,678
Offering and redemption price per share	$25.80

See accompanying Notes to Financial Statements.

W.P. Stewart & Co. Growth Fund
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2013

Investment Income:
Dividends	$233,895
Interest	41
Total investment income	233,936

Expenses:
Advisory fees	213,706
Administration fees	37,696
Fund accounting fees	30,629
Transfer agent fees and expenses	30,245
Registration fees	17,803
Auditing fees	17,375
Legal fees	15,155
Custody fees	14,470
Chief Compliance Officer fees	9,510
Shareholder reporting fees	9,224
Miscellaneous	6,096
Trustees' fees and expenses	4,196
Insurance fees	1,311

Total expenses	407,416
Advisory fees waived	(144,195)
Net expenses	263,221
Net investment loss	(29,285)

Realized and Unrealized Gain on Investments:
Net realized gain on investments	2,394,912
Net change in unrealized appreciation/depreciation on investments	4,287,253
Net realized and unrealized gain on investments	6,682,165

Net Increase in Net Assets from Operations	$6,652,880

See accompanying Notes to Financial Statements.

W.P. Stewart & Co. Growth Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012
Increase (Decrease) in Net Assets from:
Operations:
Net investment loss	$(29,285)	$(56,615)
Net realized gain on investments	2,394,912	1,421,185
Net change in unrealized appreciation/depreciation on investments	4,287,253	1,186,364
Net increase in net assets resulting from operations	6,652,880	2,550,934

Capital Transactions:
Net proceeds from shares sold	2,908,271	3,050,743
Cost of shares redeemed1	(2,824,026)	(3,725,615)
Net increase (decrease) in net assets from capital transactions	84,245	(674,872)

Total increase in net assets	6,737,125	1,876,062

Net Assets:
Beginning of period	18,433,219	16,557,157
End of period	$25,170,344	$18,433,219

Accumulated net investment income (loss)	$-	$-

Capital Share Transactions:
Shares sold	127,846	167,456
Shares redeemed	(127,117)	(207,116)
Net increase (decrease) in capital share transactions	729	(39,660)

1	Net of redemption fee proceeds of $1 and $9, respectively.

See accompanying Notes to Financial Statements.

W.P. Stewart & Co. Growth Fund
FINANCIAL HIGHLIGHTS

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended December 31,
	2013		2012		2011		2010		20091
Net asset value, beginning of period	$18.91		$16.32		$16.19	2	$14.41	2	$10.86	2
Income from Investment Operations:
Net investment income (loss)3	(0.03)		(0.06)		(0.07)		(0.05)		0.03
Net realized and unrealized gain on investments	6.92		2.65		0.20		1.87		3.52
Total from investment operations	6.89		2.59		0.13		1.82		3.55

Less Distributions:
From net investment income	-		-		-		(0.04)		-

Remption fee proceeds	-	4	-	4	-	4	-	4	-	4

Net asset value, end of period	$25.80		$18.91		$16.32		$16.19		$14.41

Total return	36.44%		15.87%		0.82%		12.61%		32.65%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$25,170		$18,433		$16,557		$18,401		$22,132

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.90%		1.93%		2.01%		1.94%		2.64%
After fees waived and expenses absorbed5	1.23%		1.23%		1.32%		1.49%		1.49%
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(0.81)%		(1.00)%		(1.10)%		(0.82)%		(1.00)%
After fees waived and expenses absorbed	(0.14)%		(0.30)%		(0.42)%		(0.37)%		0.15%

Portfolio turnover rate	42%		34%		37%		27%		41%

1
After the close of business on November 30, 2009, holders of the W.P. Stewart & Co. Growth Fund, Inc. (the Predecessor Fund) became owners of an equal number of full and fractional shares of the W.P. Stewart & Co. Growth Fund. These shares were first offered on December 1, 2009. Additionally, the accounting and performance history of the Predecessor Fund was redesignated as that of the W.P. Stewart & Co. Growth Fund.

2
The Fund had a 10-1 stock split with ex and payable dates of May 2, 2011.  See Notes to the Financial Statements. The per share table has been adjusted for the earlier periods presented to reflect the stock split.

3	Based on average shares outstanding for the period.
4	This amount represents less than $0.01 per share.
5	Refer to note 3 in Notes to Financial Statements.

See accompanying Notes to Financial Statements.

W.P. Stewart & Co. Growth Fund
NOTES TO FINANCIAL STATEMENTS
December 31, 2013

Note 1 – Organization
W.P. Stewart & Co. Growth Fund (the ‘‘Fund’’) was organized as a non-diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Fund’s primary investment objective is to earn capital gains for shareholders.

The Fund is the accounting and performance successor to the W.P. Stewart & Co. Growth Fund, Inc. (the “Predecessor Fund”).  On November 30, 2009, the Fund acquired substantially all the assets and assumed the liabilities of the Predecessor Fund pursuant to an agreement and plan of reorganization in exchange for shares of the Fund.  The Predecessor Fund commenced investment operations on February 28, 1994.

Note 2 – Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from these estimates.

(a) Valuation of Investments
The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day.  Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”).  Debt securities are valued at the mean between the last available bid and asked prices for such securities, or if such prices are not available, at prices for securities of comparable maturity, quality and type.  All other types of securities, including restricted securities and securities for which market quotations are not readily available, are valued at fair value as determined in accordance with procedures established in good faith by the Board of Trustees.  Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.

A Fund’s assets are valued at their fair market value.  If a market quotation is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees.  The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting.  The Valuation Committee meets as needed.  The Valuation Committee is comprised of all the Trustees but action may be taken by any one of the Trustees.

(b) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis.  Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis.  Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.  Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately made.

W.P. Stewart & Co. Growth Fund
NOTES TO FINANCIAL STATEMENTS – Continued
December 31, 2013

(c) Federal Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders.  Therefore, no provision is made for federal income or excise taxes.  Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the year ended December 31, 2013, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(d) Distributions to Shareholders
The Fund will make distributions of net investment income and capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.  Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with WPS Advisors, Inc.  On August 15, 2013, W.P. Stewart & Co., Ltd., the parent of the Investment Advisor, and AllianceBernstein L.P. (“AllianceBernstein”) agreed to the acquisition of W.P. Stewart & Co., Ltd. by AllianceBernstein (the “Reorganization”).  On September 18, 2013, the Board of Trustees approved a new investment advisory agreement between the Trust and AllianceBernstein with respect to the Fund (the “New Agreement”) in anticipation of the closing of the Reorganization and the consequent termination of the Agreement (see Note 11).  Under the terms of the New Agreement, the Fund pays the same monthly investment advisory fee as the Agreement, to the Advisor at the annual rate of 1.00% of the Fund’s average daily net assets.

The Advisor has contractually agreed to waive its fee and, if necessary, to absorb other operating expenses (excluding taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) in order to limit total annual operating expenses to 1.23% of the Fund's average daily net assets through April 30, 2014.  Prior to May 1, 2011 the Advisor had contractually agreed to waive its fee and, if necessary, reimburse other operating expenses (excluding taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses)  in order to limit total annual operating expenses to 1.49% of the Fund's average daily net assets.

W.P. Stewart & Co. Growth Fund
NOTES TO FINANCIAL STATEMENTS – Continued
December 31, 2013

For the year ended December 31, 2013, the Advisor waived advisory fees of $144,195. Effective May 1, 2011, the Advisor may recover from the Fund fees and/or expenses previously waived and/or absorbed if the Fund’s expense ratio, including the recovered expenses, falls below the expense limit at which they were waived.  The Advisor is permitted to seek reimbursement from the Fund for a period of three fiscal years following the fiscal year in which such reimbursements occurred. At December 31, 2013, the amount of these potentially recoverable expenses was $355,934. The Advisor may recapture all or a portion of this amount no later than December 31, of the years stated below:

2014	$81,374
2015	130,365
2016	144,195

IMST Distributors, LLC serves as the Fund’s distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration Corporation (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators.  For the year ended December 31, 2013, the Fund’s allocated fees incurred for Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

Cipperman & Co. provides Chief Compliance Officer (“CCO”) services to the Trust.  The Fund’s allocated fees paid for CCO services for the year ended December 31, 2013, are reported on the Statement of Operations.

Note 4 – Federal Income Taxes
At December 31, 2013, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

Cost of investments	$16,627,778

Gross unrealized appreciation	$8,592,574
Gross unrealized depreciation	(70,360)

Net unrealized appreciation on investments	$8,522,214

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

W.P. Stewart & Co. Growth Fund
NOTES TO FINANCIAL STATEMENTS – Continued
December 31, 2013

As of December 31, 2013, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$-
Undistributed long-term capital gains	346,559
Accumulated earnings	346,559
Accumulated capital and other losses	-
Unrealized appreciation	8,522,214
Total accumulated earnings	$8,868,773

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2013, permanent differences in book and tax accounting have been reclassified to paid-in capital, accumulated net investment income/loss and accumulated realized gain/loss as follows:

Increase (Decrease)
Paid-in Capital	Accumulated Net Investment Income/Loss	Accumulated Net Realized Gain/Loss
$ (29,285)	$ 29,285	$ -

The Fund utilized $2,007,123 of its expiring capital loss carry forward during the year ended December 31, 2013.

Note 5 – Redemption Fee
The Fund may impose a redemption fee of 1.00% of the total redemption amount on all shares redeemed within 60 days of purchase. For the year ended December 31, 2013, the Fund received $1 in redemption fees.

Note 6 – Investment Transactions
For the year ended December 31, 2013, purchases and sales of investments, excluding short-term investments, were $9,473,364 and $8,765,928, respectively.

Note 7 – Stock Split
The Fund had a 10 for 1 stock split with ex and payable dates of May 2, 2011, to shareholders of record as of April 29, 2011. This resulted in an increase in shares outstanding from 106,689 to 1,066,895 and a decrease in net asset value from $167.21 to $16.72.

Note 8 – Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund expects the risk of loss to be remote.

Note 9 – Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements.  It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

W.P. Stewart & Co. Growth Fund
NOTES TO FINANCIAL STATEMENTS – Continued
December 31, 2013

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments.  These inputs are summarized into three broad levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.  To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy.  In such cases, for disclosure purposes, the Level in the fair value hierarchy within the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

In addition, the Fund has adopted Accounting Standards Update No. 2011-04 Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs which amends Fair Value Measurements and Disclosures to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards.  Enhanced disclosure is required to detail any transfers in to and out of Level 1 and Level 2 measurements and Level 2 and Level 3 measurements and the reasons for the transfers.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of December 31, 2013, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2**	Level 3**	Total
Investments
Common Stocks*	$25,054,383	$-	$-	$25,054,383
Short-Term Investments	95,609	-	-	95,609
Total Investments	$25,149,992	$-	$-	$25,149,992

*	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Schedule of Investments.
**	The Fund did not hold any Level 2 or 3 securities at period end.

Transfers are recognized at the end of the reporting period. There were no transfers at period end.

W.P. Stewart & Co. Growth Fund
NOTES TO FINANCIAL STATEMENTS – Continued
December 31, 2013

Note 10 – Disclosures about Offsetting Assets and Liabilities
Disclosures about Offsetting Assets and Liabilities requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The guidance requires retrospective application for all comparative periods presented. Management has evaluated the impact on the financial statement disclosures and determined that there is no effect.

Note 11 – Results of Special Meeting of Shareholders
The Fund held a special meeting of shareholders on November 19, 2013, relating to the approval of the New Agreement between the Trust, on behalf of the Fund, and the Advisor.  There were 963,658 shares outstanding on the record date of the special meeting of shareholders.  A total of 532,553 shares were represented at the meeting, either in person or by valid proxy, constituting 55.26% of the shares eligible to vote.  The voting results were as follows:

Proposal 1 – to approve a new investment advisory agreement between the Trust, on behalf of the Fund, and AllianceBernstein L.P.

For	Against	Abstain	Total
464,398	--	68,155	532,553

Note 12 – Events Subsequent to the Fiscal Period End
The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements.

On November 11, 2013, the Board of Trustees of the Trust approved a plan of acquisition and liquidation under which the AllianceBernstein Concentrated Growth Fund (the “AB Fund”), a newly created series of AllianceBernstein Cap Fund, Inc. will acquire all the assets and assume all the liabilities of the Fund (the “Acquisition”).  The effect of the Acquisition is that the Fund’s shareholders will become shareholders of Advisor Class shares of the AB Fund.  The Acquisition is expected to be tax-free to the Fund's shareholders for federal income tax purposes.  A special meeting of the shareholders of the Fund was held on February 25, 2014, at which the shareholders of the Fund approved the Agreement and Plan of Acquisition and Liquidation, the Acquisition is expected to take effect on or about March 1, 2014.  A brief description of the matter voted upon as well as the voting results are outlined below.

There were 975,868 shares outstanding on the record date of the special meeting of shareholders.  A total of 594,102 shares were represented at the meeting, either in person or by valid proxy, constituting 60.88% of the shares eligible to vote.  The voting results were as follows:

Proposal 1 - to approve an Agreement and Plan of Acquisition and Liquidation (the “Plan”) of the Fund.

For	Against	Abstain	Total
536,093	3,414	54,595	594,102

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Investment Managers Series Trust and
Shareholders of W.P. Stewart & Co. Growth Fund

We have audited the accompanying statements of assets and liabilities of the W.P. Stewart & Co. Growth Fund (the “Fund”), a series of Investment Managers Series Trust, including the schedule of investments, as of December 31, 2013, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.   The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.   Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.   Accordingly, we express no such opinion.   An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.   We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of W.P. Stewart & Co. Growth Fund as of December 31, 2013, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
February 28, 2014

W.P. Stewart & Co. Growth Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Trustees and Officer Information
Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (888) 881-8803.  The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Officec and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Independent Trustees:
Charles H. Miller a (born 1947) Trustee	Since November 2007	Retired (2013-present). Executive Vice President, Client Management and Development, Access Data, a Broadridge Company, a provider of technology and services to asset management firms (1997-2012).	71	None
Ashley Toomey Rabun a (born 1952) Trustee and Chairperson of the Board	Since November 2007	President and Founder, InvestorReach, Inc. a financial services consulting firm (1996-present).	71	None
William H. Young a (born 1950) Trustee	Since November 2007	Independent financial services consultant (1996-present); Interim CEO, Unified Fund Services (now Huntington), a mutual fund service provider (2003-2006); Senior Vice President, Oppenheimer Management Company (1983-1996). Board Member Emeritus-NICSA.	71	None
Interested Trustees:
John P. Zader a † (born 1961) Trustee and President	Since November 2007 as Trustee and December 2007 as President	CEO, UMB Fund Services, Inc., a mutual and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund, and affiliate of the custodian (2006-present); Consultant to Jefferson Wells International, a provider of professional services for multiple industries, including financial services organization (2006); Senior Vice President and Chief Financial Officer, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (1988-2006).	71	Investment Managers Series Trust II, a registered investment company
Eric M. Banhazl b † (born 1957) Trustee and Vice President	Since January 2008 as Trustee and December 2007 as Vice President	President, Mutual Fund Administration Corp. (2006 – present).	71	Investment Managers Series Trust II, a registered investment company

W.P. Stewart & Co. Growth Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Name, Address, Year of Birth and Position(s) held with Trust	Term of Officec and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Officers of the Trust
Rita Dam b (born 1966) Treasurer and Assistant Secretary	Since December 2007	Vice President, Mutual Fund Administration Corp. (2006 – present).	N/A	N/A
Joy Ausili b (born 1966) Secretary and Assistant Treasurer	Since December 2007	Vice President, Mutual Fund Administration Corp. (2006 – present).	N/A	N/A
Maureen Quill a (born 1963) Vice President	Since December 2013	Executive Vice President, UMB Fund Services, Inc. (1996 – present).	N/A	N/A
Terrance P. Gallagher, CPA, JD a (born 1958) Vice President	Since December 2007
Executive Vice President, UMB Fund Services, Inc. (2007 – present); Director of Compliance, Unified Fund Services Inc. (2004 – 2007); Partner, The Academy of Financial Services Studies and Precision Marketing Partners (1998 - 2004); Senior Vice President, Chief Financial Officer and Treasurer of AAL Capital Management and The AAL Mutual Funds (1987 - 1998).
			N/A	N/A
Todd Cipperman b (born 1966) Chief Compliance Officer	Since December 2009	Founder and Principal, Cipperman & Company/Cipperman Compliance Services (2004 – present).	N/A	N/A

a	Address for certain Trustees and certain officers: 803 West Michigan Street, Milwaukee, WI 53233.
b	Address for Mr. Banhazl, Ms. Ausili and Ms. Dam: 2220 E. Route 66, Suite 226, Glendora, CA 91740. Address for Mr. Cipperman: 500 Swedesford Road, Suite 104, Wayne, PA 19087.
c	Trustees and officers serve until their successors have been duly elected.
†
Mr. Zader is an “interested person” of the Trust by virtue of his position with UMB Fund Services, Inc., the transfer agent, fund accountant and co-administrator of the Fund, and the Fund’s custodian, UMB Bank, n.a.  Mr. Banhazl is deemed to be an “interested person” of the Trust by virtue of his position with Mutual Fund Administration Corp., the Fund’s co-administrator.

W.P. Stewart & Co. Growth Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Board Consideration of Investment Advisory Agreement

At in-person meetings held on August 22-23, 2013, and September 17-18, 2013, the Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved the renewal of the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust and WPS Advisors, Inc. (the “Investment Advisor”) with respect to the W.P. Stewart & Co. Growth Fund series of the Trust (the “Fund”) for an additional one-year term.  In approving renewal of the Advisory Agreement, the Board, including the Independent Trustees, determined that renewal of the Advisory Agreement is in the best interests of the Fund and its shareholders.

Background
In advance of the meetings, the Board received information about the Fund and the Advisory Agreement from the Investment Advisor and from Mutual Fund Administration Corporation and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below.  The materials, among other things, included information about the Investment Advisor’s organization and financial condition; information regarding the background and experience of relevant personnel providing services to the Fund; reports comparing performance of the Fund with returns of the S&P 500 Index and a group of comparable funds selected by Morningstar, Inc. (the “Performance Peer Group”) from its Large High Growth fund category (the “Performance Universe”); reports regarding the investment advisory fees and total expenses of the Fund compared with those of a group of comparable funds selected by Morningstar, Inc. (the “Expense Peer Group”) from its Large Growth category (the “Expense Universe”); and information about the Investment Advisor’s policies and procedures, including its compliance manual and brokerage and trading procedures.  The Board also received a memorandum from the independent legal counsel to the Independent Trustees discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed renewal of the Advisory Agreement. In addition, the Board considered information reviewed by the Board during the year at other Board and committee meetings.  Before voting on the Advisory Agreement, the Independent Trustees met in a private session with counsel at which no representatives of the Investment Advisor were present.

In approving the renewal of the Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of Services
The Board considered information included in the meeting materials regarding the performance of the Fund and its predecessor.  The Board noted that the materials they reviewed indicated that the annualized total returns for the Fund exceeded the returns of the S&P 500 Index, the Performance Peer Group and the Performance Universe medians for the one-, three-, five- and ten-year periods ended June 30, 2013.

The Board also considered the overall quality of services provided by the Investment Advisor to the Fund.  In doing so, the Board considered the Investment Advisor’s specific responsibilities in day-to-day management and oversight of the Fund, as well as the qualifications, experience and responsibilities of the personnel involved in the activities of the Fund.  The Board also considered the overall quality of the Investment Advisor’s organization and operations, and the Investment Advisor’s compliance structure and compliance procedures. Based on its review, the Independent Trustees and the Board concluded that the nature, overall quality, and extent of the management and oversight services provided by the Investment Advisor to the Fund are satisfactory.

W.P. Stewart & Co. Growth Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Advisory Fee and Expense Ratio
The Board considered information included in the meeting materials regarding the investment advisory fees and total expenses of the Fund.  With respect to the advisory fees and expenses paid by the Fund, the Board noted the meeting materials indicated that the investment advisory fees (gross of fee waivers by the Investment Advisor) were higher than the Expense Peer Group and Expense Universe medians by ten basis points and 27 basis points respectively, and the total expenses paid by the Fund (net of fee waivers) were lower than the Fund’s Expense Peer Group median by one basis point but higher than the Expense Universe median by 30 basis points.  The Board noted, however, that in the past year the Investment Advisor had waived over half of its advisory fees with respect to the Fund because of its low asset levels and that the Fund’s effective advisory fee was therefore lower than its gross advisory fee.  The Board observed that the Investment Advisor has no advisory clients other than the Fund and therefore they could not compare the Fund’s fees to the fees charged by the Investment Advisor to any other client.  The Board noted, however, that the Fund’s advisory fee was lower than the average fees charged by affiliates of the Investment Advisor to their separate account and private investment fund clients, excluding those that pay performance-based fees.  The Board concluded that the compensation payable to the Investment Advisor pursuant to the Fund’s investment advisory agreement is fair and reasonable in light of the nature and quality of the services the Investment Advisor provides to the Fund.

Profitability and Economies of Scale
The Board also considered information relating to the Investment Advisor’s costs and profits with respect to the Fund for the year ended June 30, 2013, which they determined was reasonable. The Board considered the benefits received by the Investment Advisor and its affiliates as a result of the Investment Advisor’s relationship with the Fund, including investment advisory fees paid to the Investment Advisor, research made available to it by broker-dealers providing execution services to the Fund, and the intangible benefits of any favorable publicity arising in connection with the Fund’s performance. They also noted that although there were no advisory fee breakpoints, the asset levels of the Fund were not currently likely to lead to significant economies of scale, and that any such economies would be considered in the future, as the Fund’s assets grow.

Conclusion
Based on these and other factors, the Board and the Independent Trustees concluded that renewal of the Advisory Agreement was in the best interests of the Fund and its shareholders and, accordingly, approved renewal of the Advisory Agreement.

Board Consideration of New Investment Advisory Agreement

On August 15, 2013, W.P. Stewart & Co., Ltd., the parent of the Investment Advisor, and AllianceBernstein L.P. (“AllianceBernstein”) agreed to the acquisition of W.P. Stewart & Co., Ltd. by AllianceBernstein (the “Reorganization”). Under the 1940 Act, the change of control of the Investment Advisor resulting from the Reorganization would result in the automatic termination of the then-current Advisory Agreement. Accordingly, in anticipation of the closing of the Reorganization and the consequent termination of the Advisory Agreement, at an in-person meeting on September 18, 2013, the Board and the Independent Trustees reviewed and unanimously approved a new Investment Advisory Agreement (the “New Agreement”) between the Trust and AllianceBernstein with respect to the Fund for a two-year term, subject to the approval of the Fund’s shareholders and effective upon the closing of the Reorganization.  The Fund’s shareholders approved the New Agreement on November 19, 2013, and the Reorganization closed on December 12, 2013.  In approving the New Agreement, the Board, including the Independent Trustees, determined that such approval is in the best interests of the Fund and its shareholders.  As described above, the Board and Independent Trustees also approved the renewal of the then-current Advisory Agreement, which would have remained in effect if the shareholders of the Fund had not approved the New Agreement or if the Reorganization had not closed.

W.P. Stewart & Co. Growth Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Background
In advance of the September 18, 2013, meeting, the Board received information about AllianceBernstein and the New Agreement from AllianceBernstein and the Investment Advisor, certain portions of which are discussed below.  The materials, among other things, included information about AllianceBernstein’s organization and financial condition; its investment philosophy and process, and personnel expected to provide services to the Fund; the expected profitability, if any, to AllianceBernstein of its relationship to the Fund, and the economies of scale and other potential benefits to AllianceBernstein expected to result from its relationship with the Fund; and information about AllianceBernstein’s policies and procedures, including its compliance manual and brokerage and trading procedures.  The Board also received a memorandum from the independent legal counsel to the Independent Trustees discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed approval of the New Agreement. Before voting on the New Agreement, the Independent Trustees met in a private session with counsel at which no representatives of AllianceBernstein or the Investment Advisor were present.

In approving the New Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of Services
The Board considered the services to be provided by AllianceBernstein to the Fund and the expected benefits to the Fund and its shareholders. The Board considered the scope of services AllianceBernstein provides to its other advisory clients, including other series of registered investment companies. In particular, the Board considered the quality of AllianceBernstein's investment research capabilities and compliance procedures, noting that such resources would be available to the Fund under the New Agreement. The Board noted that James T. Tierney, Jr., the Fund's portfolio manager, would continue to be primarily responsible for the day-to-day management of the Fund and would become an employee of AllianceBernstein. The Board considered the performance of the Fund and its predecessor, and observed that the Fund had outperformed the S&P 500 Index and the Performance Peer Group and Performance Universe median returns for the one-, three-, five- and ten-year periods ended June 30, 2013.

The Board also considered AllianceBernstein's overall financial strength and stability, and its resources and related efforts to retain, attract and motivate capable personnel to serve the Fund. The Board noted that the terms of the New Agreement were substantially identical in all material respects to those of the then-current Advisory Agreement with the Investment Advisor, and that AllianceBernstein would be subject to the same duties, responsibilities and obligations as the Investment Advisor.

Advisory Fee and Expense Ratio
The Board also reviewed information regarding the advisory fees proposed to be charged under the New Agreement, noting that the investment advisory fees to be paid to AllianceBernstein under the New Agreement would be the same as the investment advisory fees paid to the Investment Advisor under the then-current Advisory Agreement. The Board also noted that AllianceBernstein had agreed to reduce its investment management fees and/or pay the Fund's operating expenses pursuant to terms contained in an expense limitation agreement that was comparable to the Fund's then-current expense limitation agreement. The Board noted that the advisory fee paid by the Fund was higher than the median advisory fee of the funds in the Expense Peer Group by ten basis points (and in the 85th percentile of the Expense Universe up to the $50 million asset level); in that connection, however, the Board noted that the Investment Advisor was currently waiving, and AllianceBernstein anticipated continuing to waive in the near term, a significant portion of its advisory fees. The Board also considered that the estimated total annual expenses for the Fund net of fee waivers were only one basis point higher than the median expenses of the funds in the Expense Peer Group (and in the 85th percentile of the of the Expense Universe); in that connection, however, the Board noted that most of the funds in the Expense Peer Group and Expense Universe had substantially greater assets than the current assets of the Fund. The Board concluded that the New Agreement provides for fair and equitable compensation in light of the nature and quality of the services to be provided by AllianceBernstein to the Fund and its shareholders.

W.P. Stewart & Co. Growth Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Profitability and Economies of Scale
The Board also considered general information relating to AllianceBernstein's expected profitability, if any, with respect to the Fund, noting that AllianceBernstein expected to waive in the near term a significant portion of its advisory fee. The Board determined that, given the Fund's current low asset levels, the expected profitability, if any, was reasonable.  The Board also considered benefits anticipated to be received by AllianceBernstein as a result of the proposed relationship with the Fund, including the advisory fees to be paid to AllianceBernstein, the intangible benefits of its association with the Fund generally and any favorable publicity arising in connection with the Fund's performance.  The Board also noted that the Fund's current low assets levels were too low to achieve significant economies of scale and that the matter of such economies would be reviewed in the future if Fund assets grow.

Conclusion
Based upon its review and its consideration of the factors discussed above, the Board concluded that approval of the New Agreement was in the best interest of the Fund and its shareholders.

W.P. Stewart & Co. Growth Fund
EXPENSE EXAMPLE
For the Six Months Ended December 31, 2013 (Unaudited)

Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses.  The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from 7/1/13 to 12/31/13.

Actual Expenses
The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses.  You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	7/1/13	12/31/13	7/1/13 – 12/31/13
Actual Performance	$1,000.00	$1,187.80	$6.78
Hypothetical (5% annual return before expenses)	1,000.00	1,019.01	6.26

*
Expenses are equal to the Fund’s annualized expense ratio of 1.23%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six month period). The expense ratios reflect an expense waiver.  Assumes all dividends and distributions were reinvested.

This page is intentionally left blank

W.P. Stewart & Co. Growth Fund
A series of the Investment Managers Series Trust

Investment Advisor
AllianceBernstein LP
1345 Avenue of the Americas
New York, New York 10105

Independent Counsel
Bingham McCutchen LLP
355 South Grand Avenue, Suite 4400
Los Angeles, California 90071-3106

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri  64106

Fund Co-Administrator
Mutual Fund Administration Corporation
2220 E. Route 66, Suite 226
Glendora, California  91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
803 West Michigan Street
Milwaukee, Wisconsin  53233-2301

Distributor
IMST Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
W.P. Stewart & Co. Growth Fund	WPSGX	461 418 790

Privacy Principles of the Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund.  The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Fund for their information.  It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (888) 881-8803 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (888) 881-8803 or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the SEC website at www.sec.gov. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or by calling the Fund at (888) 881-8803.

W.P. Stewart & Co. Growth Fund
P.O. Box 2175
Milwaukee, Wisconsin 53201
Toll Free: (888) 881-8803

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at (888) 881-8803.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant does not have an audit committee financial expert serving on its audit committee.  The audit committee is composed of the Registrant’s three independent Trustees, each of whom possesses extensive industry experience, but none of whom has all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an “audit committee financial expert.”  The Board of Trustees believes that the audit committee has sufficient knowledge and experience to meet its obligations as the audit committee of the Registrant.  In addition, the Board of Trustees notes that the audit committee has the authority to retain any experts necessary to carry out its duties.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2013	FYE 12/31/2012
Audit Fees	$14,250	$13,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	$2,500
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2013	FYE 12/31/2012
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 12/31/2013	FYE 12/31/2012
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)   Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed February 5, 2009.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ John P. Zader
John P. Zader, President

Date	3/7/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ John P. Zader
John P. Zader, President

Date	3/7/14

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date	3/7/14